Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: October 20, 2004

a.	Aggregate Amount of Collections	$314,189,970.47
	Aggregate Amount of Non-Principal Collections	$2,210,750.50
	Aggregate Amount of Principal Collections	$311,979,219.97
	Pool Balance	$689,268,239.12
	Residual Participation Amount	$189,268,239.12
	Excess Funding Account	$0.00
b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	72.54%
	Principal Allocation Percentage	N/A
c.	Total Amount Distributed on Series 2000-1	$819,270.83
d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00
e.	Amount of Such Distribution Allocable to Interest on 2000-1	$819,270.83
f.	Noteholder Default Amount	$0.00
g.	Required Subordinated Draw Amount	$0.00
h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00
i.	Monthly Servicing Fee	$574,390.20
	Noteholder Monthly Servicing Fee	$416,666.67
j.	Controlled Deposit Amount	$0.00
k.	Series 2000-1 Invested Amount at end of period (Gross)	$500,000,000.00
	Outstanding Principal Balance	$500,000,000.00
l.	Available Subordinated Amount	$110,415,790.02
m.	Carry-over Amount	$0.00
n.	Reserve Account Balance	$1,750,000.00
o.	Principal Funding Account Balance	$0.00
	Yield Supplement Account Balance	$1,750,000.00

VW CREDIT, INC. — SERVICER 18-Oct-04	Page 1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY	PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
	From	To	Days
Current Interest Period	9/20/2004	10/19/2004	30

Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$711,314,649.58
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$500,000,000.00
Required Subordinated Amount	$110,415,790.02
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$500,000,000.00
Available Subordinated Amount (previous period)	$117,778,639.74
Incremental Subordinated Amount (previous period)	$69,833,434.26
RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00
Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00
Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00
Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00
1-month LIBOR Rate (annualized)	1.8112500%
Certificate Coupon (annualized)	1.966250%
Prime Rate (annualized)	4.7500000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.2737500%
TRUST PRINCIPAL RECEIVABLES
Pool Balance at the Beginning of Period	$682,495,526.09
Pool Balance at the Ending of Period	$689,268,239.12
Average Aggregate Principal Balance	$685,881,882.61
Aggregate Principal Collections	$311,979,219.97
New Principal Receivables	$318,728,133.00
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.51%
Weighted Average Interest Rate	4.24%
Previously waived Monthly Servicing Fee	$0.00
PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
Net losses as a % of Avg. Receivables Balance (annualized)	0.00%
PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$53,781,593.00
Used Vehicle Percentage	7.803%
Used Vehicle Percentage During Last Collection Period	8.119%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$34,590,748.00
Largest Dealer Percentage	5.068%
Aggregate Principal Amount of Receivables of Dealers over 2%	$78,582,656.39
SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$314,189,970.47
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$2,210,750.50
Investment Proceeds	$5,069.07
Aggregate Amount of Principal Collections	$311,979,219.97
Asset Receivables Rate	2.495%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A
PAYMENT RATE INFORMATION
Monthly Payment Rate	45.49%
Previous Collection Period Monthly Payment Rate	47.26%
Monthly Payment Rate 2 collection periods ago	44.48%
3-month Average Payment Rate	45.74%
Early Amortization Event?	NO
ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	N/A
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	N/A
First Accumulation Date	TO BE DETERMINED
Expected Final Payment Date	N/A
Required Participation Percentage	104.00%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00
TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$819,270.83
2. Noteholder Monthly Servicing Fee Distribution	$416,666.67
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$367,756.37
DEFICIENCY AMOUNT
Deficiency Amount	$0.0
Required Subordinated Draw Amount	$0.0
EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER 18-Oct-04	Page 2

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1
Summary

	Collections		Accrual	Distribution
From:	20-Sep-04
To:	19-Oct-04
Days:	30
LIBOR Rate	1.8112500%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS — BEGINNING OF PERIOD

		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance
	Trust		$500,000,000.00	$110,415,790.02	N/A	$630,415,790.02
1	Series 2000-1	100.00%	$500,000,000.00	$110,415,790.02	104.00%	$630,415,790.02	$500,000,000.00
							0

VW CREDIT, INC. — SERVICER 18-Oct-04	Page 3

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

INITIAL AMOUNTS		EXCESS SPREAD CALCULATION
Initial Invested Amount	$500,000,000.00	Weighted Average Rate Charged to Dealers	4.240%
Invested Amount	$500,000,000.00	LIBOR	1.811%
Controlled Accumulation Amount	$0.00	Note Rate (LIBOR+15.5 b.p.)	1.966%
Required Subordinated Amount	$110,415,790.02	Servicing Fee Rate	1.000%
Annualized Servicing Fee Rate	1.00%	Investor Net Losses	0.000%

First Controlled Accumulation Date	TO BE DETERMINED	Excess Spread	1.274%
Accumulation Period Length (months)	N/A
Expected Final Payment Date	N/A
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount
Series Allocation Percentage	100.00%
Beginning Balance	$500,000,000.00	$500,000,000.00	$110,415,790.02	$0.00	0
Floating Allocation Percentage	72.54%	72.54%
Principal Allocation Percentage	N/A	N/A
Principal Collections	$311,979,219.97	$311,979,219.97	N.A.	N.A.
New Principal Receivables	$318,728,133.00	$318,728,133.00	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$0.00	N/A	N.A.	N.A.
“Pool Factor”		100.00000000%
Ending Balance	$500,000,000.00	$500,000,000.00	$110,415,790.02	$0.00
Floating Allocation Percentage	72.54%	72.54%
Non-Principal Receivables

Non-Principal Collections	$1,603,693.87
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$5,069.07

VW CREDIT, INC. — SERVICER 18-Oct-04	Page 4

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$117,778,639.74	$111,119,537.56
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$117,778,639.74	$111,119,537.56
(2) Subordination Percentage * Series 2000-1 Invested Amount	$47,945,205.48	$47,945,205.48
(a) lower of (1) or (2)	$47,945,205.48	$47,945,205.48
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
(c) Incremental Subordinated Amount	$62,470,584.54	$69,833,434.26
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00
Available Subordinated Amount	$110,415,790.02	$117,778,639.74
Overconcentration Amount	$78,582,656.39	$86,981,336.78
Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00
Required Non-Principal Distributions
Available Non-Principal Collections	$2,210,750.50	$2,647,602.41
Noteholder Non-Principal Collections	$1,603,693.87	$1,939,648.18
Residual Interestholder Non-Principal Collections	$607,056.63	$707,954.23
Investment Proceeds	$5,069.07	$4,786.66
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$3,965,819.57	$4,402,389.07
Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00
Monthly Servicing Fee	$574,390.20	$568,746.27
Noteholder Monthly Servicing Fee	$416,666.67	$416,666.67